UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34- 1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On March 31, 2022, Welltower Inc. (the “Company”) issued $550,000,000 aggregate principal amount of the Company’s 3.850% Notes due 2032 (the “Notes”) pursuant to an automatic shelf registration statement of the Company on Form S-3 (File No. 333-255766) filed with the Securities and Exchange Commission on May 4, 2021 (the “Registration Statement”). The Notes were sold pursuant to an Underwriting Agreement, dated as of March 29, 2022, between the Company and Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and PNC Capital Markets LLC, as representatives of the several underwriters.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of March 15, 2010, which was filed with the Registration Statement (the “Indenture”), as supplemented by Supplemental Indenture No. 22 between the Company and the Trustee, dated as of March 31, 2022 (“Supplemental Indenture”). The Notes bear interest at a rate of 3.850% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing December 15, 2022. The Notes mature on June 15, 2032. The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including repayment of debt and investing in health care and seniors housing properties.

The foregoing description of the Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the Indenture, Supplemental Indenture, and the form of global note, filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of March 29, 2022, between Welltower Inc. and Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and PNC Capital Markets LLC, as representatives of the several underwriters.

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 22, dated as of March 31, 2022, between the Company and the Trustee.

4.3	Form of Global Note (included in Exhibit 4.2 hereto).

5	Opinion of Gibson, Dunn & Crutcher LLP.

8	Tax Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5 hereto).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 8 hereto).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Executive Vice President – General Counsel & Corporate Secretary

Dated: March 31, 2022